UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

VALOR ENERGY INC
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, Floor 3, New York, NY	10169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (929) 872-1185

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Shares Private Placement

On October 19, 2026, Valor Energy Inc (the “Company”) entered into a certain securities purchase agreement (the “SPA”) with certain purchasers (the “Investors”), pursuant to which the Company agreed to sell an aggregate of up to 2,145,923 shares of common stock (the “Shares”), par value $0.0001 per share, at a purchase price of $2.33 per Share. The aggregate gross proceeds to the Company from the Offering, if all Shares are sold, will be approximately $5,000,000.

Each Investor has represented that it is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “sophisticated investor” as defined in Rules 501 and 506(b)(2) under the Securities Act. Each Investor is acquiring the Shares for investment purposes for its own account and not with a view to a distribution of all or any part thereof. The parties to the SPA have each made customary representations, warranties and covenants, including, among other things, (a) the absence of any material adverse effect, and (b) the absence of legal proceedings that affect the completion of the transactions contemplated by the SPA.

Assuming the accuracy of each Investor’s representations and warranties, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investors as contemplated by the SPA. The Shares are being offered and sold in reliance on an exemption provided by Regulation D of the Securities Act.

The net proceeds from the sale of the Shares shall be used by the Company for AI data center project development, and working capital and general corporate purposes.

The consummation of the Offering is subject to various closing conditions. The closing of the Offering shall occur upon the satisfaction or waiver of all such closing conditions.

The form of the SPA is filed as Exhibits 10.1, to this Current Report on Form 8-K, and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the SPA and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Common Stock Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALOR ENERGY INC

Date: October 23, 2026	By:	/s/ Ronggang (Jonathan) Zhang
	Name:	Ronggang (Jonathan) Zhang
	Title:	Chief Executive Officer

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